Law Offices of Glenn P. Hannemann
                        ---------------------------------
                                    24 Brena
                            Irvine, California 92620
                                 (714) 544-1912
                               (714) 544-0218 fax


April 15, 2003



T&G2
Mr. James Farinella
65 La Grande Avenue
Berkeley Heights, New Jersey 07222

     RE:  Invoice

FOR SERVICES RENDERED FOR THE CALENDAR QUARTER ENDING MARCH 31, 2003

          FIXED FEE PER RETAINER AGREEMENT:                 $10,000.00

          LESS PAYMENTS RECEIVED:                           $     0.00

          AMOUNT DUE:                                       $10,000.00

Description of Services
-----------------------

     (i) Numerous telephone conferences with Mr. Farinella regarding preparation of and assist in the preparation of Form S-8;

     (ii) assist in the identification and negotiation of potential cash acquisition of target subsidiaries;

     (iii)     conferences with SEC regarding certain promotional companies;

     (iv) conferences with Mr. Pollack regarding financial statements to be incorporated in 10-Q; and

     (v)       conferences  with  Mr.  Farinella   regarding   establishment  of
               Employee Stock Option Plan.